LEGG MASON PARTNERS VARIABLE EQUITY TRUST

LEGG MASON PARTNERS VARIABLE INCOME TRUST

SUPPLEMENT DATED DECEMBER 29, 2017

TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF THE FUNDS LISTED IN SCHEDULE A

Effective January 1, 2018, the section of each fund’s Statement of Additional Information discussing the fund’s custodian and transfer agent is supplemented with the following:

The fund has entered into an agreement with The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, to serve as custodian of the fund. The fund’s current custodian, State Street Bank and Trust Company, will continue to provide custody services to the fund until the custody function is fully converted to BNY Mellon, which is scheduled to occur during a transition period throughout 2018.

Upon the conversion of custody services, BNY Mellon will serve as the custodian of the fund. BNY Mellon, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund and makes disbursements on behalf of the fund. BNY Mellon neither determines the fund’s investment policies nor decides which securities the fund will buy or sell. For its services, BNY Mellon receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. BNY Mellon may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

SCHEDULE A

Fund	Date of Statement of Additional Information
LEGG MASON PARTNERS VARIABLE EQUITY TRUST	May 1, 2017
ClearBridge Variable Aggressive Growth Portfolio	May 1, 2017
ClearBridge Variable Appreciation Portfolio	May 1, 2017
ClearBridge Variable Dividend Strategy Portfolio	May 1, 2017
ClearBridge Variable Large Cap Growth Portfolio	May 1, 2017
ClearBridge Variable Large Cap Value Portfolio	May 1, 2017
ClearBridge Variable Mid Cap Portfolio	May 1, 2017
ClearBridge Variable Small Cap Growth Portfolio	May 1, 2017
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	May 1, 2017
QS Variable Conservative Growth	May 1, 2017
QS Variable Growth	May 1, 2017
QS Variable Moderate Growth	May 1, 2017

LEGG MASON PARTNERS VARIABLE INCOME TRUST
Western Asset Core Plus VIT Portfolio	May 1, 2017
Western Asset Variable Global High Yield Bond Portfolio	May 1, 2017

Please retain this supplement for future reference.

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